   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 26, 1996


                                                     REGISTRATION NO.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------


                                    FORM S-1

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                               ------------------

                                   BTG, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    VIRGINIA
                        (STATE OR OTHER JURISDICTION OF
                         INCORPORATION OR ORGANIZATION)

                                      7373
                          (PRIMARY STANDARD INDUSTRIAL
                          CLASSIFICATION CODE NUMBER)

                                   54-1194161
                                (I.R.S. EMPLOYER
                             IDENTIFICATION NUMBER)

                             1945 OLD GALLOWS ROAD
                             VIENNA, VIRGINIA 22182
                                 (703) 556-6518
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                               ------------------

                               EDWARD H. BERSOFF
                             CHAIRMAN OF THE BOARD,
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                   BTG, INC.
                             1945 OLD GALLOWS ROAD
                             VIENNA, VIRGINIA 22182
                                 (703) 556-6518
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                               ------------------
                                   Copies to:

                        DAVID B. H. MARTIN, JR., ESQUIRE
                             HOGAN & HARTSON L.L.P.
                          555 THIRTEENTH STREET, N.W.
                             WASHINGTON, D.C. 20004
                                 (202) 637-6858
                         WILLIAM J. GRANT, JR., ESQUIRE
                            WILLKIE FARR & GALLAGHER
                              153 EAST 53RD STREET
                            NEW YORK, NEW YORK 10022
                                 (212) 821-8000

                               ------------------
APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the Registration Statement becomes effective.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]
                               ------------------

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. [X] 333-14767

                               ------------------
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. [ ]
                               ------------------
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE




--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
                                                      PROPOSED        PROPOSED
                                                      MAXIMUM         MAXIMUM
TITLE OF EACH CLASS OF              AMOUNT TO BE   OFFERING PRICE    AGGREGATE       AMOUNT OF
SECURITIES TO BE REGISTERED        REGISTERED(1)     PER SHARE     OFFERING PRICE REGISTRATION FEE
--------------------------------------------------------------------------------------------------
Common Stock, no par value:.......     287,500         $16.25        $4,671,875      $1,415.72
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------



(1) Includes 37,500 shares of Common Stock issuable upon exercise of the Underwriters' over-allotment options.

                               ------------------

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


               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE



     The information in the Registration Statement on Form S-1 filed by BTG, Inc. with the Securities and Exchange Commission (Registration No. 333-14767) pursuant to the Securities Act of 1933, as amended, is incorporated by reference into this Registration Statement.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Fairfax, Virginia, on the 26th day of November, 1996.


                                         BTG, INC.


                                          By: /s/      EDWARD H. BERSOFF
                                              ---------------------------------

                                                      EDWARD H. BERSOFF
                                               CHAIRMAN OF THE BOARD, PRESIDENT
                                                               AND
                                                   CHIEF EXECUTIVE OFFICER


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on this 26th day of November, 1996.



                                                       CAPACITY                        DATE
                                           ---------------------------------    ------------------
     /s/        EDWARD H. BERSOFF
---------------------------------------
           EDWARD H. BERSOFF               Chairman of the Board, President      November 26, 1996
                                              and Chief Executive Officer

         /s/  JOHN M. HUGHES
---------------------------------------
            JOHN M. HUGHES                      Senior Vice President,           November 26, 1996
                                                Chief Financial Officer


         /s/   RUTH M. DAVIS
---------------------------------------
             RUTH M. DAVIS                             Director                  November 26, 1996


---------------------------------------
            JAMES V. KIMSEY                            Director                  November 26, 1996


         /s/  ALAN G. MERTEN
---------------------------------------
            ALAN G. MERTEN                             Director                  November 26, 1996


         /s/   RAYMOND TATE
---------------------------------------
             RAYMOND TATE                              Director                  November 26, 1996


---------------------------------------
           RONALD L. TURNER                            Director                  November 26, 1996


      /s/    DONALD M. WALLACH
---------------------------------------
           DONALD M. WALLACH                           Director                  November 26, 1996

                                 EXHIBIT INDEX


EXHIBIT                                                                                  PAGE
NUMBER                                    DESCRIPTION                                   NUMBER
-------   ---------------------------------------------------------------------------   -------
   5.1
          Opinion of Hogan & Hartson L.L.P. regarding the validity of the Common
          Stock being registered.
  23.1
          Consent of Hogan & Hartson L.L.P. (included in exhibit 5.1)
  23.2
          Consent of KPMG Peat Marwick LLP
  23.3
          Consent of Thompson, Greenspon & Co., P.C.